UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2026

Kewaunee Scientific Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2700 West Front Street
Statesville, NC 28677
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (704) 873-7202
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Kewaunee Scientific Corporation (the "Company") has posted an investor presentation and related script to the "Investor Information" section of the Company's website at http://www.kewaunee.com/about/investor-information/. The presentation and related script are attached hereto as Exhibits 99.1 and 99.2. The information included in Exhibits 99.1 and 99.2 is incorporated by reference in this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K. The presentation will be delivered during the Company's Annual Meeting of Shareholders (the "Annual Meeting"), which is being conducted virtually at 11:00 a.m. Eastern time on August 26, 2026 via a live webcast which can be accessed at www.virtualshareholdermeeting.com/KEQU2026. A replay of the audio webcast of the Annual Meeting will be made available on the Company's website for approximately one year.
The Company is making reference to non-GAAP financial information in both the presentation and the Annual Meeting. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached presentation, and will be included in the "Investor Information" section of the Company's website at http://www.kewaunee.com/about/investor-information/.
Certain statements made in the attached presentation and related script constitute "forward-looking statements" within the meaning of the federal securities laws, including statements regarding the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future. Management believes that these forward-looking statements are reasonable. However, the Company cannot guarantee that its actual results will be consistent with the forward-looking statements and you should not place undue reliance on them. These statements are based on current expectations and speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the Company that may cause results to differ from expectations are included in the Company's Annual Report on Form 10-K for the year ended April 30, 2026, under Item 1A. "Risk Factors," and in the Company's other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Kewaunee Scientific Corporation Investor Presentation.
99.2	Kewaunee Scientific Corporation Investor Presentation Script.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEWAUNEE SCIENTIFIC CORPORATION (Registrant)

Date: August 26, 2026	By	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance
Chief Financial Officer